Exhibit 10.1

SIXTH AMENDMENT TO CREDIT AGREEMENT

This SIXTH AMENDMENT TO CREDIT AGREEMENT, dated as of January 14, 2022 (as it may be amended from time to time, this “Sixth Amendment”), by and among CANO HEALTH, LLC, a Florida limited liability company (the “Borrower”), PRIMARY CARE (ITC) INTERMEDIATE HOLDINGS, LLC, a Delaware limited liability company (“Holdings”), CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH (“Credit Suisse”), as administrative agent and collateral agent (in such capacity, together with its permitted successors and assigns in such capacity, the “Administrative Agent”) under the Loan Documents, each of the Revolving Lenders, each of the Issuing Banks and each of the Persons party hereto as 2022 Replacement Term Lenders (in each case as defined below).

W I T N E S S E T H:

WHEREAS, the Borrower, Holdings, each Lender and Issuing Bank party thereto from time to time, the Administrative Agent, and Credit Suisse, as an Issuing Bank, have entered into that certain Credit Agreement, dated as of November 23, 2020 (as may be amended, restated, amended and restated, modified and/or supplemented from time to time through, but not including, the date hereof, the “Credit Agreement”; capitalized terms not otherwise defined in this Sixth Amendment have the same meanings assigned thereto in the Credit Agreement);

WHEREAS, on the date hereof (but prior to giving effect to this Sixth Amendment), there are outstanding Initial Term Loans under the Credit Agreement (for purposes of this Sixth Amendment, herein called the “Original 2020 Replaced Term Loans”) in an aggregate principal amount of $644,432,743.72;

WHEREAS, in accordance with the provisions of Section 1.09 and Section 9.02(c)(i) of the Credit Agreement, the Borrower desires to amend the Credit Agreement to enable the Borrower to refinance in full the outstanding Original 2020 Replaced Term Loans with the proceeds of 2022 Replacement Term Loans (as defined below) as more fully provided herein;

WHEREAS, as contemplated by Section 1.09 and Section 9.02(c)(i) of the Credit Agreement, the parties hereto have agreed to amend certain terms of the Credit Agreement as hereinafter provided to give effect to the 2022 Replacement Term Loans (as defined below), subject to the satisfaction of the conditions precedent in Section 6 hereof;

WHEREAS, in accordance with Section 9.02(d)(ix)(A) of the Credit Agreement, the Borrower and the Revolving Lenders desire to amend the Credit Agreement to provide for the replacement of the Adjusted LIBO Rate (solely as it relates to the Initial Revolving Facility) with Adjusted Term SOFR (as defined in the Amended Credit Agreement) as more fully provided herein;

WHEREAS, the Credit Agreement may be waived, amended or modified pursuant to an agreement or agreements in writing entered into by the Borrower, the Administrative Agent and the Lenders required pursuant to the terms of Section 9.02 of the Credit Agreement;

WHEREAS, the (i) establishment of the 2022 Replacement Term Loans and (ii) amendment of certain terms and conditions of the Credit Agreement as provided herein are collectively referred to herein as the “Sixth Amendment Transaction”;

WHEREAS, each Loan Party as of the Sixth Amendment Closing Date (collectively, the “Reaffirming Parties” and each a “Reaffirming Party”) expects to realize substantial direct and indirect benefits as a result of this Sixth Amendment becoming effective and the consummation of the Sixth Amendment Transaction and agrees to reaffirm its obligations pursuant to the Credit Agreement (in the case of Holdings and the Borrower), the Guarantee Agreement, the Collateral Documents and the other Loan Documents to which it is a party; and

WHEREAS, Credit Suisse Loan Funding LLC, Goldman Sachs Bank USA, JPMorgan Chase Bank, N.A. and Morgan Stanley Senior Funding, Inc. will act as joint lead arrangers and joint bookrunners, and have agreed to act, as joint lead arrangers and joint bookrunners for the 2022 Replacement Term Loans (in such capacities, the “Sixth Amendment Lead Arrangers”).

NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

SECTION 1. Defined Terms. Capitalized terms used but not defined herein (including in the preamble and the recitals hereto) shall have the meanings assigned to them in the Credit Agreement, as amended hereby (regardless of whether such amendments have taken effect).

SECTION 2. Replacement Term Loans

(a)(i) Subject to the terms and subject to the conditions set forth herein and in the Credit Agreement (as amended hereby), the 2022 Replacement Term Lenders hereby severally agree to make 2022 Replacement Term Loans in Dollars to the Borrower on the Sixth Amendment Closing Date (as defined below) in the aggregate principal amount of $644,432,743.72 to refinance all outstanding Original 2020 Replaced Term Loans in accordance with the relevant requirements of the Amended Credit Agreement (as defined below) and this Sixth Amendment. It is understood and agreed that the 2022 Replacement Term Loans being made pursuant to this Sixth Amendment and the Amended Credit Agreement shall constitute “Replacement Term Loans” as defined in, and pursuant to, Section 9.02(c)(i) of the Credit Agreement and the Original 2020 Replaced Term Loans being refinanced shall constitute “Replaced Term Loans” as defined in, and pursuant to, Section 9.02(c)(i) of the Credit Agreement. Except as expressly provided in this Sixth Amendment (including as to the Applicable Rate) and the Amended Credit Agreement, the 2022 Replacement Term Loans shall be on terms identical to the Original 2020 Replaced Term Loans (including as to maturity, Guarantors, Collateral (and ranking) and payment priority).

(ii) On the Sixth Amendment Closing Date, all then outstanding Original 2020 Replaced Term Loans shall be refinanced in full as follows:

(w) The outstanding principal amount of the Original 2020 Replaced Term Loans of each Lender which (i) is an existing Lender under the Credit Agreement prior to giving effect to this Sixth Amendment (each, an “Existing Lender”) and (ii) is not party hereto as a 2022 Replacement Term Lender (a Lender meeting the requirements of clauses (i) and (ii), each, a “Non- Converting Lender”) shall be repaid in full in Cash.

(x) To the extent any Existing Lender has a 2022 Replacement Term Loan Conversion Amount (as defined in the Amended Credit Agreement) that is less than the full outstanding principal amount of the Original 2020 Replaced Term Loan of such Lender, such Lender shall be repaid in Cash in an amount equal to the difference between the outstanding principal amount of the Original 2020 Replaced Term Loan of such Lender and such Lender’s 2022 Replacement Term Loan Conversion Amount (the “Non-Converting Portion”).

(y) The outstanding principal amount of the Original 2020 Replaced Term Loan of each Existing Lender which has executed this Sixth Amendment as a “2022 Converting Lender” (each, a “2022 Converting Lender”) shall automatically be converted into a term loan (each, a “Converted 2022 Replacement Term Loan”) in a principal amount equal to such 2022 Converting Lender’s 2022 Replacement Term Loan Conversion Amount (each such conversion, a “2022 Term Loan Conversion”).

(z) Each Person that has executed this Sixth Amendment as a “New 2022 Replacement Lender” (each, a “New 2022 Replacement Lender” and, together with the 2022 Converting Lenders, collectively, the “2022 Replacement Term Lenders”) severally agrees to make to the Borrower a new term loan (each, a “New 2022 Replacement Term Loan” and, collectively, the “New 2022 Replacement Term Loans” and, together with the Converted 2022 Replacement Term Loans, the “2022 Replacement Term Loans”) in Dollars in a principal amount equal to the amount set forth opposite such New 2022 Replacement Lender’s name on Schedule I hereto (as to any New 2022 Replacement Lender, its “2022 Replacement Term Loan Commitment”) on the Sixth Amendment Closing Date.

(iii) Each 2022 Replacement Term Lender hereby agrees to “fund” its 2022 Replacement Term Loan as follows: (x) each 2022 Converting Lender shall “fund” its 2022 Replacement Term Loan to the Borrower by converting all or a portion of its then outstanding principal amount of Original 2020 Replaced Term Loan into a 2022 Replacement Term Loan in a principal amount equal to such 2022 Converting Lender’s 2022 Replacement Term Loan Conversion Amount as provided in clause (ii)(y) above and (y) each New 2022 Replacement Lender shall fund in Cash to the Borrower in an amount equal to such New 2022 Replacement Term Lender’s 2022 Replacement Term Loan Commitment.

(iv) On the Sixth Amendment Closing Date, the Borrower shall pay in Cash (a) all accrued and unpaid interest on the Original 2020 Replaced Term Loans through the Sixth Amendment Closing Date and (b) to each Non-Converting Lender and each 2022 Converting Lender with a Non-Converting Portion (solely with respect to such Non-Converting Portion), any breakage loss or expenses due under Section 2.15 of the Credit Agreement. Notwithstanding anything to the contrary herein or in the Credit Agreement, each 2022 Converting Lender agrees, and each Existing Lender agrees (by execution of an Assignment and Assumption with respect to any 2022 Replacement Term Loans), to waive any entitlement to any breakage loss or expenses due under Section 2.15 of the Credit Agreement with respect to the repayment of any Original 2020 Replaced Term Loans of any such Lender with the proceeds of 2022 Replacement Term Loans on the Sixth Amendment Closing Date.

(v) Promptly following the Sixth Amendment Closing Date, all Promissory Notes, if any, evidencing the Original 2020 Replaced Term Loans shall be cancelled and returned to the Borrower, and any 2022 Replacement Term Lender may request that its 2022 Replacement Term Loan be evidenced by a Promissory Note pursuant to Section 2.09(f) of the Credit Agreement.

(vi) Notwithstanding anything to the contrary contained in the Credit Agreement, all proceeds of the New 2022 Replacement Term Loans (if any) will be used solely to repay outstanding Original 2020 Replaced Term Loans of Non-Converting Lenders (if any) and outstanding Original 2020 Replaced Term Loans of 2022 Converting Lenders in an amount equal to the Non-Converting Portion (if any) of such 2022 Converting Lenders’ Original 2020 Replaced Term Loans, in each case, on the Sixth Amendment Closing Date.

(b) The Borrower hereby consents, for purposes of Section 9.05(b)(i)(A) of the Credit Agreement, to the assignment of any 2022 Replacement Term Loans by any New 2022 Replacement Lender to any Person that was an Existing Lender on the Sixth Amendment Effective Date (immediately prior to giving effect thereto).

SECTION 3. Amendments to the Credit Agreement. (a) The Credit Agreement is, effective as of the Sixth Amendment Closing Date, and subject to the satisfaction of the conditions precedent set forth in Section 6 hereof, hereby amended to delete the stricken text (indicated textually in the same manner as the following example: ~~stricken text~~) and to add the double-underlined text (indicated textually in the same manner as the following example: double-underlined text) as reflected by the credit agreement attached hereto as Exhibit A (the Credit Agreement, as so amended, the “Amended Credit Agreement”).

(b) For the avoidance of doubt, the interest rates under the Credit Agreement (including, for the avoidance of doubt, the Applicable Rate and the applicable interest rate benchmarks) shall be determined (i) for all periods prior to the Sixth Amendment Closing Date, in accordance with the provisions of the Credit Agreement (as in effect prior to the Sixth Amendment Closing Date) and (ii) for all periods on and after the Sixth Amendment Closing Date, in accordance with the provisions of the Credit Agreement (as in effect on the Sixth Amendment Closing Date).

(c) Exhibits B and D to the Credit Agreement are, effective as of the Sixth Amendment Closing Date, and subject to the satisfaction of the conditions precedent set forth in Section 6 hereof, hereby amended and restated as set forth in Exhibit B hereto.

SECTION 4. Representations and Warranties. To induce the other parties hereto to enter into this Sixth Amendment, each of Holdings and the Borrower represents and warrants to the Administrative Agent, the Revolving Lenders and the 2022 Replacement Term Lenders that:

(a) as of the Sixth Amendment Closing Date, after giving effect to this Sixth Amendment and the Sixth Amendment Transaction, all of the representations and warranties of the Loan Parties set forth in this Sixth Amendment and the other Loan Documents are true and correct in all material respects (or, if qualified by materially, in all respects) on and as of the Sixth Amendment Closing Date; provided that to the extent that any representation and warranty specifically refers to a given date or period, it shall be true and correct in all material respects (or, if qualified by materially, in all respects) as of such date or for such period; and

(b) no Event of Default has occurred and is continuing at the time of, or immediately after giving effect to, the establishment of the 2022 Replacement Term Loans on the Sixth Amendment Closing Date.

SECTION 5. [Reserved]

SECTION 6. Conditions to the Sixth Amendment Closing Date. The effectiveness of the amendments in Section 3 hereof and the establishment of the 2022 Replacement Term Loans is subject to the satisfaction (or waiver by the Lenders party hereto) of the following conditions precedent (the first date of the satisfaction thereof is referred to as the “Sixth Amendment Closing Date”):

(a) Sixth Amendment. The Administrative Agent (or its counsel) shall have received a counterpart of this Sixth Amendment signed by each of (i) the Borrower and Holdings (or written evidence reasonably satisfactory to the Administrative Agent (which may include a copy transmitted by facsimile or other electronic method) that each such Loan Party has signed a counterpart), (ii) the Revolving Lenders and (iii) the 2022 Replacement Term Lenders.

(b) Representations and Warranties; Absence of Events of Default. All of the representations and warranties of the Loan Parties set forth in this Sixth Amendment and the other Loan Documents shall be true and correct in all material respects (or, if qualified by materiality, in all respects) as of the Sixth Amendment Closing Date; provided that to the extent that any representation and warranty specifically refers to a given date or period, it shall be true and correct in all material respects (or, if qualified by materiality, in all respects) as of such date or for such period. No Event of Default shall have occurred and be continuing at the time of, or immediately after giving effect to, the establishment of the 2022 Replacement Term Loans on the Sixth Amendment Closing Date.

(c) Legal Opinions. The Administrative Agent shall have received, on behalf of itself and the Lenders on the Sixth Amendment Closing Date, a customary written opinion of (i) Goodwin Procter LLP, in its capacity as counsel for the Loan Parties and (ii) Hill Ward Henderson, in its capacity as Florida counsel for the applicable Loan Parties, in each case, dated the Sixth Amendment Closing Date and addressed to the Administrative Agent and the Lenders and with respect to this Sixth Amendment and the other Loan Documents executed on the Sixth Amendment Closing Date.

(d) Secretary’s Certificates and Good Standing Certificates. The Administrative Agent shall have received (i) a certificate of each Loan Party, each dated the Sixth Amendment Closing Date and executed by a secretary, assistant secretary or other Responsible Officer thereof, which shall (A) certify that (1) attached thereto is a true and complete copy of the certificate or articles of incorporation, formation or organization (or equivalent) of such Loan Party certified by the relevant authority of its jurisdiction of organization (to the extent reasonably available in the applicable jurisdiction), (2) the certificate or articles of incorporation, formation or organization (or equivalent) of such Loan Party attached thereto have not been amended (except as attached thereto) since the date reflected thereon, (3) attached thereto is a true and correct copy of the by-laws or operating, management, partnership or similar agreement of such Loan Party, together with all amendments thereto as of the Sixth Amendment Closing Date, and such by-laws or operating, management, partnership or similar agreement are in full force and effect as of the Sixth Amendment Closing Date and (4) attached thereto is a true and complete copy of the resolutions or written consent, as applicable, of its board of directors, board of managers, sole member or other applicable governing body authorizing the execution and delivery of the Loan Documents, which resolutions or consent have not been modified, rescinded or amended (other than as attached thereto) and are in full force and effect, and (B) identify by name and title and bear the signatures of the officers, managers, directors or authorized signatories of such Loan Party authorized to sign the Loan Documents to which such Loan Party is a party on the Sixth Amendment Closing Date and (ii) a good standing (or equivalent) certificate as of a recent date for each Loan Party from the relevant authority of its jurisdiction of organization (to the extent applicable in such jurisdiction).

(e) Officer’s Certificate. The Administrative Agent shall have received a certificate, dated the Sixth Amendment Closing Date and executed by a Responsible Officer of the Borrower, certifying as to the satisfaction of the conditions set forth in Sections 6(b) and 6(i).

(f) Solvency. The Administrative Agent shall have received a certificate in substantially the form attached as Exhibit L to the Credit Agreement (with references therein to the “Transactions” being updated to refer to the “Sixth Amendment Transaction”) from the chief financial officer (or other Responsible Officer with reasonably equivalent responsibilities) of the Borrower dated as of the Sixth Amendment Closing Date and certifying as to the matters set forth therein.

(g) Fees. Prior to or substantially concurrently with the establishment of the 2022 Replacement Term Loans, the Replacement Term Lenders, the Administrative Agent and the Sixth Amendment Lead Arrangers shall have received all fees and reimbursement of all reasonable out-of-pocket expenses (including reasonable legal fees and expenses), in each case required to paid or reimbursed by the Borrower and for which invoices in reasonable detail have been presented at least three (3) Business Days prior to the Sixth Amendment Closing Date (or such later date to which the Borrower may agree).

(h) USA PATRIOT Act and Beneficial Ownership Certification. The Administrative Agent shall have received at least three (3) Business Days prior to the Sixth Amendment Closing Date (or such later date to which the Borrower and the Administrative Agent may agree) all documentation and other information about the Borrower and the Guarantors as has been reasonably requested in writing at least 10 days prior to the Sixth Amendment Closing Date (or such later date to which the Borrower and the Administrative Agent may agree) by the Administrative Agent (on behalf of itself and the Lenders) and that the Administrative Agent reasonably determines is required by regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations, including without limitation the USA PATRIOT Act. No later than three (3) Business Days prior to the Sixth Amendment Closing Date, if the Borrower qualifies as a “legal entity customer” under the Beneficial Ownership Regulation and the Administrative Agent has so requested the Borrower in writing at least 10 days prior to the Sixth Amendment Closing Date, then the Borrower shall have delivered to the Administrative Agent a Beneficial Ownership Certification in relation to the Borrower.

(i) Replacement Term Loans. The incurrence of the 2022 Replacement Term Loans shall be permitted under Section 9.02(c)(i) of the Credit Agreement.

(j) Reaffirmation by the Loan Parties. The Administrative Agent shall have received a customary reaffirmation agreement, dated as of the Sixth Amendment Closing Date (the “Reaffirmation Agreement”) and executed by each Reaffirming Party, whereby it agrees to reaffirm its obligations pursuant to the Credit Agreement (in the case of Holdings and the Borrower), the Guarantee Agreement, the Collateral Documents and the other Loan Documents to which it is a party.

(k) Borrowing Notice. The Administrative Agent (or its counsel) shall have received from the Borrower, a Borrowing Request in respect of the 2022 Replacement Term Loans in accordance with Sections 2.03 of the Credit Agreement not later than 12:00 p.m., New York City time, one (1) Business Day before the Sixth Amendment Closing Date (or such later time as the Administrative Agent may agree).

(l) Revolving Loans. Prior to or substantially concurrently with the establishment of the 2022 Replacement Term Loans, the Revolving Lenders shall have received all accrued and unpaid interest and fees with respect to the Revolving Facility on such date.

SECTION 7. Reference to and Effect on the Credit Agreement and the other Loan Documents.

(a) On and after the Sixth Amendment Closing Date, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof” or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement, as amended by this Sixth Amendment.

(b) The Credit Agreement and each of the other Loan Documents, as specifically amended by this Sixth Amendment, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. Without limiting the generality of the foregoing, the Collateral Documents and all of the Collateral described therein do and shall continue to secure the payment of all Obligations of the Loan Parties, as amended by this Sixth Amendment (including any such Obligations in respect of the 2022 Replacement Term Loans).

(c) On and after the effectiveness of this Sixth Amendment, this Sixth Amendment shall constitute a “Loan Document” for all purposes of the Credit Agreement (as amended by this Sixth Amendment) and the other Loan Documents.

(d) This Sixth Amendment is limited as specified and shall not constitute an amendment, modification, acceptance, waiver or a novation of any other provision of the Credit Agreement or any other Loan Document.

SECTION 8. Execution in Counterparts. This Sixth Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Any signature to this Sixth Amendment may be delivered by facsimile, electronic mail (including pdf) or any electronic signature complying with the U.S. Federal ESIGN Act of 2000 or the New York Electronic Signature and Records Act or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes to the fullest extent permitted by applicable law. For the avoidance of doubt, the foregoing also applies to any amendment, extension or renewal of this Sixth Amendment. Each of the parties represents and warrants to the other parties that it has the corporate capacity and authority to execute this Sixth Amendment through electronic means and there are no restrictions for doing so in that party’s constitutive documents.

SECTION 9. Severability. Section 9.08 of the Credit Agreement is incorporated by reference herein as if such Section appeared herein, mutatis mutandis.

SECTION 10. Governing Law; Submission to Jurisdiction; Waiver of Jury Trial, Etc. THIS SIXTH AMENDMENT AND ANY CLAIM, CONTROVERSY OR DISPUTE (WHETHER IN TORT, IN CONTRACT, AT LAW OR IN EQUITY OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATED TO THIS SIXTH AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK. SECTIONS 9.10(b), (c) and (d) AND 9.11 OF THE CREDIT AGREEMENT ARE INCORPORATED BY REFERENCE HEREIN AS IF SUCH SECTIONS APPEARED HEREIN, MUTATIS MUTANDIS.

SECTION 11. Headings. Section headings herein are included for convenience of reference only and shall not affect the interpretation of this Sixth Amendment.

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IN WITNESS WHEREOF, the parties hereto have caused this Sixth Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

CANO HEALTH, LLC, as Borrower

By:	/s/ Brian Koppy
	Name:	Brian Koppy
	Title:	Chief Financial Officer

PRIMARY CARE (ITC) INTERMEDIATE HOLDINGS, LLC, as Holdings

By:	/s/ Brian Koppy
	Name:	Brian Koppy
	Title:	Chief Financial Officer

[Signature Page to Sixth Amendment to Credit Agreement]

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent, a Revolving Lender, an Issuing Bank and as the New 2022 Replacement Term Lender

By:	/s/ Vipul Dhadda

	Name:	Vipul Dhadda
	Title:	Authorized Signatory

By:	/s/ Jessica Gavarkovs

	Name:	Jessica Gavarkovs
	Title:	Authorized Signatory

[Signature Page to Sixth Amendment to Credit Agreement]

GOLDMAN SACHS BANK USA, as a Revolving Lender and as an Issuing Bank

By:	/s/ Dan Martis
	Name:	Dan Martis
	Title:	Authorized Signatory

[Signature Page to Sixth Amendment to Credit Agreement]

JPMORGAN CHASE BANK, N.A., as a Revolving Lender and as an Issuing Bank

By:	/s/ Helen D. Davis
	Name:	Helen D. Davis
	Title:	Authorized Officer

[Signature Page to Sixth Amendment to Credit Agreement]

MORGAN STANLEY SENIOR FUNDING, INC., as a
Revolving Lender and an Issuing Bank

By:	/s/ Mark Scioscia
	Name:	Mark Scioscia
	Title:	Authorized Signatory

[Signature Page to Sixth Amendment to Credit Agreement]